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                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Boron, LePore & Associates, Inc.

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 5, 2001 included in Boron, LePore and Associates, Inc., Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                                 /s/ Arthur Andersen LLP
                                                 ARTHUR ANDERSEN LLP


March 20, 2002
Roseland, New Jersey